(Promissory Note                                                 OLD KENT BANK
(Installment Payments)         OLD KENT
                                                    Address 27255 Lahser Road
                                                            -----------------
                                       City Southfield  State MI    Zip 48034
                                            ----------        --        -----
                         November 14, 1997
                         ------------------

                     (Supersedes August 22, 1997 Promissory Note)

      FOR VALUE RECEIVED, the undersigned ("Obligor") promise (s) to pay to the order of the bank named above ("Bank") the principal amount of **One
                                                                   -----
MILLION EIGHT HUNDRED THOUSAND AND NO/100*** Dollars ($1,800,000) and
-------------------------------------------          ----------------
interest (computed on the basis of a 360-day year for the actual number of days elapsed) on the unpaid principal balance at a rate per annum of (check applicable box):

_X_  8.50% until Maturity and 10.50% after Maturity


The principal and interest on this Note shall be paid as follows (check applicable box):

     _X_ Principal and interest shall be paid in installments commencing December 1, 1997 and on the first day of each MONTH thereafter until December 1, 2002, at which time the remaining balance of principal and interest shall be paid in full. Each installment shall be paid in an amount equal to the greater of $28,505.67 or the amount of unpaid interest accrued to the date of payment of the installment.

      LATE CHARGE: If any installment of principal or interest is not paid within ten days after it is due, Obligor shall forthwith pay to Bank a late charge in an amount equal to the greater of $50,00 or one-tenth (1/10) of one percent (1%) of the unpaid principal balance as of the date the late charge is assessed. This is in addition to Bank's other rights and remedies for default in payment of an installment of principal or interest when due.

      EXPENSES AND LOAN PROCESSING FEE: Obligor shall reimburse Bank for all out-of-pocket expenses heretofore or hereafter incurred by Bank in connection with making the loan evidenced by this Note and any renewals, extensions or modifications of the loan and in connection with taking any security for the loan, including, without limitation, filing and recording fees, attorneys' fees and expenses, and costs of credit reports, surveys, appraisals, title work and mortgagee's title insurance. Each out-of-pocket expense (if not reimbursed to Bank on or before the date of this Note) shall be reimbursed to Bank at the time of the first required interest payment under this Note after the expense is incurred. There is also a loan processing fee in respect of this loan in the amount of $750.00. The loan processing fee (check applicable box):

_X_ has been paid to Bank on or before the date of this Note.


Accepted:
OLD KENT     Old Kent Bank
        ------------------

By   /s/ Timothy H. O'Rourke
     -----------------------
        Timothy H. O'Rourke

Its     Vice President
        --------------

                                           Nonindividual Obligor:
                                           Milford Manufacturing, Corporation
                                           ----------------------------------

                                           a Michigan
                                           ----------------------------------
                                            (State of Organization)

                                           Corporation
                                           ----------------------------------
                                           (Type of Entity)

                                            /s/ David J. Marczak
                                           ----------------------------------
                                                David J. Marczak

                                          Its Chief Financial Officer
                                              -------------------------------
                                        E-1





Secom General Corporation
-------------------------
a Delaware
Corporation
-------------------------


By /s/ David J. Marczak
  -----------------------
David J. Marczak
Its Chief Financial Officer
    -----------------------

                  ADDITIONAL PROVISIONS OF PROMISSORY NOTE

     1. Prepayments. Obligor may prepay all or part of the principal of this Note at any time, unless prepayment is prohibited, limited or conditioned in any Rider to this Note or in any other agreement signed by Obligor. Any partial prepayment will be applied to the installment or installments last falling due under this Note, and a partial prepayment shall not affect the amount or time of payment of succeeding required installments.

     2. Security. This Note and all obligations of Obligor hereunder are secured by any and all security agreements, guaranties, mortgages, assignments and all other agreements and instruments heretofore or hereafter given by any Obligor or any third party to Bank ("Security Documents"), including, but not limited to, Security Documents given in connection with any prior promissory notes given to Bank by any Obligor. As additional security for the payment of Obligor's obligations under this Note, Obligor grant(s) to Bank a security interest in all tangible and intangible property of Obligor now or hereafter in the possession of Bank, including, without limitation, all deposit accounts.

     3. Default. Each of the following shall be an event of default under this Note: (a) if default occurs in the payment of any installment of principal or interest hereunder or of any late charge, out-of-pocket expense, or loan processing fee at any time owing to Bank under this Note or in the payment of any other indebtedness or obligation now or hereafter owing by any Obligor to Bank, as and when the same shall be or become due and payable; (b) if default occurs in the performance of any other obligation to Bank under this Note or any Security Document or any loan agreement or other agreement heretofore or hereafter entered into between any Obligor and Bank or if there occurs any other event of default under any Security Document or any such loan agreement or other document; (c) if any warranty or representation heretofore or hereafter made to Bank by any Obligor or any guarantor of all or part of the indebtedness evidenced by this Note ("Guarantor"), in this Note, in any Security Document or in any financial statement, loan application or other document given to Bank, shall have been false in any material respect; (d) if any Obligor or any Guarantor or any of Obligor's or Guarantor's partners (if any Obligor or Guarantor is a partnership) shall die, dissolve, become insolvent, or make an assignment for the benefit of creditors; (e) if any levy, writ of attachment, garnishment, execution or similar process shall be issued against or placed upon any property of any Obligor or any Guarantor; (f) if any guaranty that now or hereafter secures payment of all or any part of the indebtedness evidenced by this Note shall be terminated or limited for any reason without the written consent or agreement of Bank; or (g) if at any time Bank for any reason shall in good faith believe that the prospect of payment or performance of this Note or any other indebtedness or obligation of any Obligor to Bank is impaired. Upon the occurrence of any event of default, all or any part of the indebtedness evidenced hereby and all or any part of all other indebtedness and obligations then owing by any Obligor to Bank shall, at the option of Bank, become immediately due and payable without notice or demand. If a voluntary or involuntary case in bankruptcy, receivership or insolvency shall at any time be begun by or against any Obligor or any Guarantor, or if any attachment, garnishment, execution, levy or similar process shall at any time be placed upon any deposit account at any time maintained with Bank by any Obligor or any Guarantor, then all such indebtedness and obligations shall automatically become immediately due and payable. All or any part of the indebtedness evidenced hereby also may become, or may be declared to be, immediately due and payable under the terms and conditions contained in any loan agreement, Security Document or other agreement heretofore or hereafter entered into between any Obligor and Bank.

     4. Place and application of Payments. Each payment upon this Note shall be made at any of Bank's offices or such other place as the holder hereof may direct in writing. Any payment upon this Note shall be applied first to any accrued and unpaid interest, then to the unpaid principal balance, then to any expenses or loan processing fee then due and payable to Bank and then to any unpaid late charges, except that after Maturity of this Note, Bank may apply any payment or collection to any such amounts owing under this Note in such manner as Bank shall determine in its sole discretion. If any Obligor at any time owes Bank any indebtedness or obligation in addition to the indebtedness evidenced by this Note, and if any indebtedness owed by Obligor to Bank is then in default, Obligor shall not have, and hereby waives, any right to direct or designate the particular indebtedness or obligation upon which any payment made by, or collected from, Obligor or from any Guarantor or other security shall be applied. The manner of application of any such payment, as between or among such indebtedness and obligations, shall be determined by Bank in its sole discretion.

     5. Maximum Interest Rate. Notwithstanding any other provision of this Note, Bank shall never be entitled to charge, take or receive as interest on this Note any amount in excess of simple interest calculated at the lesser of
(a) a rate of thirty-five percent (35%) per year or (b) the highest rate to which Obligor may lawfully agree in writing ("Maximum Rate"). If Bank ever receives interest in excess of the Maximum Rate, the excess shall be considered a partial prepayment of the principal of this Note or, if the principal has been paid in full, shall be refunded to Obligor.

     6. Setoff. Bank shall have the right at any time to set off any indebtedness that Bank then owes to any Obligor (including any deposit account) against any indebtedness evidenced by this Note that is then due and payable.
                                       E-3

     7. Remedies. Bank shall have all rights and remedies provided by law and by agreement of any Obligor. Any requirement of reasonable notice with respect to any sale or other disposition of collateral shall be met if Bank sends the notice at least five (5) days before the date of sale or other disposition. Obligor agrees to pay any and all expenses, including reasonable attorneys' fees and legal expenses, paid or incurred by Bank in protecting and enforcing the rights of and obligations to Bank under any provision of this Note or any Security Document.

     8. Environmental Compliance. Obligor represents and warrants to, and agrees with, Bank that: (a) none of Obligor's real or personal property is, and Obligor will not permit it to become, contaminated by any substance that is now or hereafter regulated by or subject to any present or future law or regulation that establishes liability for the removal or clean-up of, or damage caused by, any environmental contamination; (b) Obligor's operations, activities, and real and personal property are, and Obligor shall cause them to continue to be, in compliance with each such law and regulation; (c) if the indebtedness evidenced by this Note is not paid at Maturity, then at any time thereafter Bank may, but shall not be obligated to, conduct or obtain an environmental investigation or audit of any or all of Obligor's properties, and Obligor shall reimburse Bank for all costs and expenses incurred by Bank in connection with any such investigation or audit; and (d) Obligor shall indemnify and, at Bank's option, defend Bank with respect to all claims, damages, losses, liabilities and expenses (including attorneys' fees) asserted against or incurred by Bank by reason of any failure to comply with, or any inaccuracy in, any of the agreements, representations and warranties contained in this paragraph.

     9. Waivers. No delay by Bank in the exercise of any right or remedy shall operate as a waiver thereof. No single or partial exercise by Bank of any right or remedy shall preclude any other or future exercise thereof or the exercise of any other right or remedy. No waiver by Bank of any default or of any provision hereof shall be effective unless in writing and signed by Bank. No waiver of any right or remedy on one occasion shall be a waiver of that right or remedy on any future occasion.

     Obligor waives demand for payment, presentment, notice of dishonor and protest of this Note and consents to any extension or postponement of time of its payment, to any substitution, exchange or release of all or any part of any security given to secure this Note, to the addition of any party hereto, and to the release, discharge, waiver, modification, or suspension of any rights and remedies against any person who may be liable for the indebtedness evidenced by this Note.

     10. General. If Obligor is more than one person, firm or corporation,
(a) each of them is primarily liable on this Note, (b) receipt of value by any one of them constitutes receipt of value by both or all of them, (c) their liability on this Note is joint and several, and (d) the term "Obligor" means each of them and all of them. In this Note, "Maturity" means such time as the entire remaining unpaid principal balance shall be or shall become due and payable for any reason, including acceleration under paragraph 3 hereof.

     11. Applicable Law and Jurisdiction. This Note shall be governed by and interpreted according to the laws of the state in which Bank's principal office is located, without giving effect to principles of conflict of laws. Obligor irrevocably agrees and consents that any action against Obligor for collection or enforcement of this Note may be brought in any state or federal court that has subject matter jurisdiction and is located in, or whose district includes, any county in which Bank has an office and that any such court shall have personal jurisdiction over Obligor for purposes of the action.

                                                                Affiliate #20

                             SECURITY AGREEMENT
                          (Equipment and Fixtures)

     The undersigned ("Debtor") hereby grant(s) to OLD KENT BANK, a Michigan banking corporation, of 27255 Lahser, Southfield MI ("Bank") a continuing security interest in equipment, wherever located and owned by Debtor, and all proceeds thereof (collectively called "Collateral"). The term "equipment" includes, but is not limited to, machinery, furniture, fixtures, vehicles, and accessories, parts, special tools, and equipment now or hereafter affixed to or used in connection with equipment, and all goods described in any schedule or list attached hereto.

     THIS SECURITY INTEREST SECURES PAYMENT AND PERFORMANCE OF ALL INDEBTEDNESS AND OBLIGATIONS NOW AND HEREAFTER OWING BY DEBTOR TO BANK, including all obligations of Debtor under this Agreement, and all indebtedness and obligations now and hereafter owing to Bank that are evidenced by any instruments, documents and agreements listed below that have been executed by another person or persons, including any and all renewals, extensions and modifications thereof (collectively called the "Indebtedness"). The indebtedness and obligations now owing by Debtor to Bank include, BUT ARE NOT NECESSARILY LIMITED TO, the indebtedness and obligations evidenced by any instruments, documents and agreements listed below.

Instrument, Document                 Principal Amount          Maker
   or Agreement         Date             (If Any)      (If Other Than Debtor)

Promissory Note   August 22, 1997     $1,500,000.00

     This security interest secures all present and future indebtedness and obligations owing by Debtor to Bank, regardless of whether any such indebtedness or obligation is (a) not listed above, (b) not presently intended or contemplated by Debtor or Bank, (c) indirect, contingent or secondary, (d) unrelated to the Collateral or to any financing of the Collateral by Bank, (e) of a kind or class that is different from any indebtedness or obligation now owing by Debtor to Bank, or (f) evidenced by a note or other document that does not refer to this security interest or this Agreement.

     If Debtor is more than one person, the Indebtedness includes all indebtedness and obligations now and hereafter owing to Bank by any one or more of such persons, regardless of whether the remaining person or persons are not liable for such indebtedness and obligations or whether one or more persons who are not parties to this Agreement are also liable for all or part of such indebtedness and obligations.

     Additional provisions:

          Security interest and Equipment applies only to Equipment on attached Schedule "A" (Certain Machinery and Equipment at Milford Manufacturing Corporation)

     THE ADDITIONAL PROVISIONS PRINTED ON THE REVERSE SIDE ARE PART OF THIS AGREEMENT AND ARE INCORPORATED IN THIS AGREEMENT BY REFERENCE.

Executed this  August 22, 1997.
              -----------------

OLD KENT BANK

By /s/ Timothy H. O'Rourke
   -----------------------
       Timothy H. O'Rourke

Its Vice President
    ----------------------


Nonindividual Debtor:

Milford Manufacturing, Corporation
----------------------------------

A Michigan
  --------------------------------
  (State of Organization)

  Corporation
  --------------------------------
  (Type of Entity)

By /s/  David J. Marczak
   -------------------------------

Its CFO.
    ------------------------------

Taxpayer Ident. No. 38-3315254
                --------------

Individual Debtor(s):

--------------------     -------------------
                         Social Security No.

--------------------     -------------------
                         Social Security No.
Debtor Address:

--------------------------------------------
26600 Heyne Dr.
--------------------------------------------
Novi      MI   48376
--------------------------------------------

                                      E-6